SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 10, 2005
Date of Report

EZ2 COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation or organization)

000-29449
(Commission File Number)

88-0428896
(IRS Employer Identification No.)
200 SE First Avenue, Suite 620
Miami, Florida 33131
(Address of principal executive offices) (Zip Code)

(305) 577-5990
(Registrant's Telephone Number, Including Area Code)

EDGAR FILING.NET, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2005, the Company, entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP, dated as of August 3, 2005. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners shares of the Company's common stock for a total purchase price of up to $10 million.  For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay the Company 96% of the lowest closing bid price of the closing bid price (as reported by Bloomberg, L.P.) if the Company's stock trading on a principal market or, if the Company is not trading on a principal market, the highest reported bid price for the common stock, as furnished by the National Association of Securities Dealers, Inc. The price paid by Cornell Capital Partners for the Company's stock shall be determined as of the date of each individual request for an advance under the Standby Equity Distribution Agreement. Cornell Capital Partners will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the Standby Equity Distribution Agreement and is limited to $500,000 per five consecutive trading days after the advance notice is provided to Cornell Capital Partners.

Cornell Capital Partners is entitled to receive as a one-time commitment fee in the amount of $490,000 in the form of 10,208,333 shares of the Company's common stock, of which 5,104,166 shares shall be delivered by the Company upon the execution of the Standing Equity Distribution Agreement and 5,104,166 shares will be delivered by the Company on the date that the Company receives advances under the Standby Equity Distribution Agreement in an aggregate amount of $5,000,000 or more.

In relation with the Standby Equity Distribution Agreement, the Company has also entered into a Placement Agent Agreement, dated as of August 3, 2005, with Newbridge Securities Corporation. Upon execution of the Placement Agent Agreement, Newbridge Securities Corporation is entitled to receive, as a one-time placement agent fee, shares of the Company's common stock in an amount equal to $10,000 divided by the volume weighted average price of the Company's shares, as quoted on Bloomberg, LP, as of August 3, 2005.

On August 3, 2004, the Company also entered into a Securities Purchase Agreement with Montgomery Equity Partners, Ltd (“Montgomery”). Pursuant to the Securities Purchase Agreement, the Company shall issue convertible-redeemable debentures to Cornell in the original principal amount of $500,000, of which $250,000 shall be funded on the fifth business day following the execution of the Securities Purchase Agreement and $250,000 shall be funded two business days prior to the date a registration statement is filed with the U.S. Securities and Exchange Commission. The debentures have a 9-month term and accrue annual interest of 14%.  The debentures may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. The debentures are also convertible at the holder's option at a conversion price equal to $0.04, which may be adjusted pursuant to the terms of the Secured Convertible Debentures. The debentures are secured by substantially all the assets of the Company.

The Company issued to Montgomery three warrants. The first warrant for 3,846,154 shares of the Company's common stock has an exercise price equal to $0.065 or as adjusted under the terms of the warrant. The second warrant for 2,083,333 shares of the Company's common stock has an exercise price equal to $0.12 or as adjusted under the terms of the warrant. The third warrant for 200,000 shares of the Company's common stock has an exercise price equal to $0.25 or as adjusted under the terms of the warrant. The warrants expire five years from August 3, 2005.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 99.1	Standby Equity Distribution Agreement dated as of August 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.2	Securities Purchase Agreement dated as of August 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.3	Registration Rights Agreement dated as of August 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.4	Security Agreement dated as of August 3, 2005 between the Company and Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.5	Investor Registration Rights Agreement dated as of August 3, 2005 between the Company and Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.6	Placement Agent Agreement dated as of August 3, 2005 by and among the Company, Cornell Capital Partners, LP and Newbridge Securities Corporation	Provided herewith
Exhibit 99.7	Warrant dated as of August 3, 2005 issued to Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.8	Warrant dated as of August 3, 2005 issued to Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.9	Warrant dated as of August 3, 2005 issued to Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.10	Convertible Debenture dated as of August 3, 2005 issued to Montgomery Equity Partners, Ltd.	Provided herewith
Exhibit 99.11	Pledge and Escrow Agreement dated August 3, 2005 among the Company, Montgomery Equity Partners, Ltd. and David Gonzalez, Esq.	Provided herewith
Exhibit 99.12	Escrow Agreement dated August 3, 2005 among the Company, Cornell Capital Partners, LP and David Gonzalez, Esq.	Provided herewith
Exhibit 99.13	Escrow Agreement dated August 3, 2005 among the Company, Cornell Capital Partners, LP and David Gonzalez, Esq.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005

EZ2 COMPANIES, INC.

By: :/s/ Otto Bethlen

Name: Otto Bethlen
Title: Chief Executive Officer

Bloom & Co., LLP

Certified Public Accountants

50 Clinton Street, Suite 502

Hempstead, New York 11550

(516) 486-5900

March 2, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Subject: EZ2 Companies, Inc.

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K/A, dated March 2, 2005, of EZ2 Companies, Inc. (the “Registrant”) and are in agreement with all of the statements contained therein as they relate to Bloom & Co., LLP.

Sincerely,

/s/ Bloom & Co. LLP

Bloom & Co., LLP